                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      U.S. GOVERNMENT SECURITIES SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                                  [(($1,787))              6
                    2 * { ---------------------------- + 1] - 1} = 5.76%
                               [((37,891 * 9.943))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made October 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
           $994.30                                  $994.30 - $1,000
                                                    ---------------- = -.057%
                                                         $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                   $10.000
         12/31/99                     9.943

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          DIVERSIFIED INCOME SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                               [(($194))               6
                2 * { ---------------------------- + 1] - 1} = 7.12%
                          [((3,303 * 10.020))

Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made October 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,020.00                                 $1,020.00 - $1,000
                                                   ------------------ = .20%
                                                          $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                   $10.000
         12/31/99                    10.020

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             GROWTH STOCK SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made October 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,436.90                                  $1,436.90 - $1,000
                                                    ------------------ = 43.69%
                                                           $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                   $10.000
         12/31/99                    14.369

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           ASSET ALLOCATION SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made October 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,178.40                                 $1,061.50 - $1,000
                                                   ------------------ =  17.84%
                                                          $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                    $10.000
         12/31/99                     11.784

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            GLOBAL GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made October 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,380.30                                 $1,380.30 - $1,000
                                                   ------------------ = 38.03%
                                                           $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                    $10.000
         12/31/99                     13.803

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             MONEY MARKET SUBACCOUNT

     The subaccount's standardized yield for the seven day period ended December 31, 1999 was computed by dividing 1 by the unit price for December 24, 1999, then multiplying this by the unit price on December 31, 1999 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1999 was as follows:

     ((1 / 10.079197) x 10.086995) -1 = .000774 - Base Period Return

     .000774 x (365 / 7) = .0404 or 4.04%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1999 was as follows:

                  365/7
     (.000774 + 1)         -1 = .0412 or 4.12%

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         12/24/99                  $10.079197
         12/31/99                   10.086995

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          AGGRESSIVE GROWTH SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested


     Based on an initial investment made October 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,617.00                                 $1,617.00 - $1,000
                                                   ------------------ = 61.70%
                                                          $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                    $10.000
         12/31/99                     16.170

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           GROWTH & INCOME SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made October 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,129.20                                 $1,129.20 - $1,000
                                                   ------------------ = 12.92%
                                                          $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                   $10.000
         12/31/99                    11.292

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              HIGH YIELD SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                     [          $1,034                  6
                 2 * { ---------------------------- + 1] - 1} = 8.21%
                     [      (13,200 * 10.211)

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested


     Based on an initial investment made October 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,021.20                                    $1,021.20 - $1,000
                                                      ------------------=  2.12%
                                                              $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                   $10.000
         12/31/99                    10.212

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       GLOBAL ASSET ALLOCATION SUBACCOUNT


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested


     Based on an initial investment made October 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,082.30                                   $1,082.30 - $1,000
                                                     ------------------ =  8.23%
                                                             $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                    $10.000
         12/31/99                     10.823

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         INTERNATIONAL STOCK SUBACCOUNT


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested


     Based on an initial investment made October 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,099.10                                    $1,099.10 - $1,000
                                                      ------------------ =  9.91%
                                                              $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                    $10.000
         12/31/99                     10.991

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MULTISECTOR BOND SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

               [          (117)                   6
           2 * { ---------------------------- + 1] - 1} = 4.06%
               [  ((3,687 * 9.766))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made October 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $976.60                                    $976.60 - $1,000
                                                    ---------------- =  -2.34%
                                                          $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                   $10.000
         12/31/99                     9.766

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                VALUE SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made October 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,103.60                                   $1,103.60 - $1,000
                                                     ------------------ = 10.36%
                                                             $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                   $10.000
         12/31/99                    11.036

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              S & P 500 SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made October 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,141.80                                   $1,141.80 - $1,000
                                                     ------------------ = 14.18%
                                                             $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                    $10.000
         12/31/99                     11.418

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              BLUE CHIP SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made October 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,160.30                                  $1,160.30 - $1,000
                                                    ------------------ =  16.03%
                                                           $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                    $10.000
         12/31/99                     11.603

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            MID CAP STOCK SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made October 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,147.00                                  $1,147.00 - $1,000
                                                    ------------------ = 14.70%
                                                            $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                    $10.000
         12/31/99                     11.470

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           LARGE CAP GROWTH SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made October 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,166.00                                  $1,166.00 - $1,000
                                                    ------------------ = 16.60%
                                                           $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                   $10.000
         12/31/99                    11.660

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           SMALL CAP VALUE SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                   Initial Amount Invested


     Based on an initial investment made October 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,063.70                                 $1,063.70 - $1,000
                                                   ------------------ = 6.37%
                                                           $1,000

               Unit Value Information
         ----------------------------------
                                     Unit
           Date                      Value
           ----                      -----
         10/01/99                   $10.000
         12/31/99                    10.637